UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2023

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Seneca Street, Suite 508, Buffalo, New York (Address of Principal Executive Office)	14204 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, $0.00001 par value per share	XXII	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 20, 2023, 22nd Century Group, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Specialty Acquisition Corporation, a Nevada corporation (the “Buyer”) pursuant to which the Company agreed to sell substantially all of its GVB hemp/cannabis business (the “Purchased Interests”) for a purchase price of $2,250,000 (the “Purchase Price”). There exists a material relationship between the Company and Buyer in that three of the Company’s employees will be investors in, and be executive officers of, Buyer. As a result of this relationship, the Purchase Agreement is conditioned upon the receipt of a fairness opinion to the effect that, the Purchase Price and other consideration is fair, from a financial point of view, to the Company and its shareholders.

The Purchase Price consists of (i) a cash payment of $1,000,000 to the Company at closing and (ii) a 12% secured promissory note issued by Buyer in an aggregate principal amount of $1,250,000, subject to increase based on the amount of certain liabilities related to the GVB business (the “Closing Note”). The Closing Note is payable in six equal monthly installments commencing on the fourth calendar month following the closing.

Pursuant to the terms of the Purchase Agreement, the Company and Buyer will equally share in the liabilities related to the GVB assets that are not purchased, subject to certain conditions. The Company is entitled to retain any insurance proceeds received in connection with the fire at the Grass Valley manufacturing facility, up to $2,000,000 of which will be used to offset Buyer’s portion of such shared liabilities.

Additionally, the Company will fund the expenses of the Purchased Interests up to $1,250,000 (the “Expense Cap”) from now through closing. If the Company and Buyer agree to exceed the Expense Cap, Buyer will reimburse the Company for such excess expenses.

The Company expects to close the transaction in early December 2023, subject to customary closing conditions including, approval by the Company’s Board of Directors, receipt of a fairness opinion, Buyer obtaining $3 million of financing and receipt of third-party consents, including the consent of our senior lender. The Company is currently in discussions with the senior lender to obtain such consent. No assurances can be given that the Buyer will obtain the required financing or that the Company’s senior lender will consent to the transaction. Pursuant to the terms of the Purchase Agreement, all of the Purchased Interests are expected to be transferred to the Buyer at closing on an “as is where is” basis and both parties agreed to a general release of all claims either party may have except with respect to the Purchase Agreement or the Closing Note.

The Purchase Agreement may be terminated at any time prior to closing by (i) the mutual written consent of the Company and Buyer, (ii) the Company or Buyer if there has been a breach, inaccuracy in or failure to perform any representation, warranty covenant or agreement made by the other party, (iii) the Company or Buyer if certain conditions (other than financing) are not satisfied by December 7, 2023, (iv) the Company if Buyer fails to, or it becomes apparent that it will not, obtain financing by December 7, 2023, and (v) Buyer if Buyer fails to, or it becomes apparent that it will not, obtain financing by December 30, 2023.

The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Form 8-K are forward-looking statements. Forward-looking statements typically contain terms such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “explore,” “foresee,” “goal,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” “would,” and similar expressions. Forward-looking statements include, but are not limited to, statements regarding (i) our expectations regarding the conditions of the Purchase Agreement, (ii) our expectations on the timing and completion of the sale of our hemp/cannabis business, including the GVB assets, and (iii) our expectations regarding our business interruption insurance claim. Actual results might differ materially from those explicit or implicit in forward-looking statements. These forward-looking statements reflect our current views about future events and involve assumptions which may be affected by risks and uncertainties in our business, as well as other external factors, which could cause future results to materially differ from those expressed or implied in any forward-looking statement. These risks include, but are not limited to: (1) the risk that the conditions of the Purchase Agreement are not met, (2) the risk that the Purchase Agreement is terminated and (3) the other risks and uncertainties applicable to the Company and included in the Company’s Annual Report on Form 10-K filed on March 9, 2023 and Quarterly Report on Form 10-Q filed May 9, 2023, August 14, 2023 and November 6, 2023. All information provided in this Form 8-K is as of the date hereof, and the Company assumes no obligation to and does not intend to update these forward-looking statements, except as required by law.

Item 7.01.	Regulation FD Disclosure.

On November 27, 2023, the Company issued a press release regarding the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Equity Purchase Agreement, dated November 20, 2023.
99.1	Press Release dated November 27, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22ND CENTURY GROUP, INC.

Date: November 27, 2023	/s/ Peter Ferola
Peter Ferola
Chief Legal Officer